Accounts receivable	18 Months Ended
Jun. 30, 2026
Exascale Labs Inc [Member]
Accounts receivable

6. Accounts receivable

Accounts receivable consisted of the following:

	As of June 30,
	2025	2026
Accounts receivable	$152,536	$1,145,232
Less: allowance for credit losses	-	(38,022)
Accounts receivable, net	$152,536	$1,107,210

Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company maintains an allowance for credit losses for expected losses over the life of the accounts receivable using the current expected credit loss methodology. The Company determines the allowance based on historical loss experience, current conditions, and reasonable and supportable forecasts.

For the years ended June 30, 2025 and 2026, the movement of allowance for expected credit losses were as below:

	For the Years Ended June 30,
	2025	2026
Balance at beginning of the year	$-	$-
Addition	-	38,022
Balance at end of the year	$-	$38,022